UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2008 (June 23, 2008)

INSIGNIA SOLUTIONS PLC
(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7575 E Redfield Rd Suite 201 Scottsdale, AZ 85260 United States of America
(Address of principal executive offices) (Zip code)

480-922-8155
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 23, 2008, George Monk resigned from his position as a member of the Board of Directors (the “Board”) of Insignia Solutions PLC (the “Company”) and as Chief Financial Officer. There were no disagreements between Mr. Monk and the Company.

Effective July 25, 2008, Larry Schafran was elected to serve on the Board to fill a vacancy. Mr. Schafran also serves on the Compensation Committee and is the Chairman of the Audit Committee.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SOLUTIONS PLC

Date: September 10, 2008	By:	/s/ Peter Engel
Peter Engel
Chief Executive Officer